Exhibit 99.2
Investor Presentation NASDAQ: CPNO November 2008

3 Disclaimer Statements made by representatives of Copano Energy, L.L.C. (the "Company") during this presentation may constitute "forward-looking statements" as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, made by representatives of the Company during this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Underlying these forward-looking statements are certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Any forward-looking statements made by representatives of the Company during this presentation are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company's control. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, then the Company's actual results may differ materially from those implied or expressed by the forward-looking statements. These risks include an inability to obtain new sources of natural gas supplies, the loss of key producers that supply natural gas to the Company, key customers reducing the volume of natural gas and natural gas liquids they purchase from the Company, a decline in the price and market demand for natural gas and natural gas liquids, the incurrence of significant costs and liabilities in the future resulting from the Company's failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment and other factors detailed in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

5 Introduction to Copano Midstream energy company providing services to natural gas producers - founded in 1992 Operations are focused in Oklahoma, Texas and Wyoming Service throughput volumes approximate 1,700,000 MMBtu per day of natural gas Equity Market cap: $800 million(1) Enterprise value: $1.5 billion(1) (1) Equity value as of November 17, 2008.

7 Copano's Business Strategy Pursue growth from our existing operations in three leading natural gas regions Supplement growth through complementary acquisitions and organic expansion projects Use contract portfolio and option-focused hedging program to manage commodity price sensitivity of our cash flows Develop and exploit flexibility in our operations When appropriate, expand into new regions through the acquisition of franchise-quality operations

9 Operations Operations Disciplined Growth LLC Structure Financial Strength

11 Provide highly competitive producer services in three leading producing regions Operations Texas South Texas and North Texas Oklahoma Central and Eastern Oklahoma Rocky Mountains Wyoming's Powder River Basin

13 Central and Eastern Oklahoma Approximately 3,700 miles of active pipelines Four processing plants Resource play gas provides growth visibility Long-term contracts Oklahoma Operations

15 Texas Operations South Texas and Northern Fort Worth Basin More than 2,000 miles of active pipelines 2nd largest processing plant in South Texas region; 3rd largest in Texas Unique conditioning capability North Texas development activity

17 Rocky Mountain Operations Powder River Basin 51.0% managing member interest in Bighorn Gas Gathering, L.L.C.; 37.04% managing member interest in Fort Union Gas Gathering, L.L.C. Fee-based contracts Acreage dedications and area of mutual interest

19 Disciplined Growth Disciplined Growth Financial Strength LLC Structure Operations

21 Total Return Performance(1) Copano has outperformed its peers since IPO with a total return of 62%(2) compared to the Alerian MLP Total Return Index (AMZX) total return of 6%(2) over the same period Source: Bloomberg Note: 2004 data for 11/8/04 - 12/31/04. (1) Assumes distributions reinvested. (2) Total return based on market price at November 17, 2008. +62% +6% -27%

23 Proven Growth Track Record (1) Adjusted EBITDA is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix. 74.9% Adjusted EBITDA CAGR (2003 - LTM 9/30/08)

25 Growth-Oriented History Since 1992 we have grown from a single 23-mile pipe to over 6,000 active pipeline miles Built through over 45 acquisitions plus numerous organic projects Note: Total 2008 active pipeline miles as of September 30, 2008.

27 Approach to Acquisitions What we look for: Franchise-quality assets Established operations in active producing regions Extensive acreage dedications Resource play exposure Complementary contract mix Opportunities to apply Copano's growth strategy Exceptional and experienced personnel Accretive to unitholders, accretive to credit quality

29 Impact of Resource Play Gas Large-scale development play driven by execution rather than geological risk

31 Bolt-On & Organic Growth Rates of return must exceed minimum threshold Projects subject to ongoing review (subject to potential timing delays) Regional managers encouraged to develop bolt-on and organic growth opportunities Planned 2008 growth capital spending of approximately $175 million Estimated 2009 growth capital spending: $70 million Note: 2008E and 2009E capital spending includes Copano's net share of unconsolidated affiliates' spending. 2009E capital spending excludes pending acquisition of McMullen Lateral pipeline.

33 Pending Bolt-On Acquisition McMullen Lateral pipeline - South Texas Signed purchase agreement with Transco in September 151-mile 24-inch pipeline extends from McMullen County to Wharton County, TX Related Construction Projects Integration into our Houston Central plant Delivery of residue gas to Transco's Zone 1 Acquisition cost including related capital projects of $110 million to be spent beginning second half 2009 and into 2010 Provides additional rich supplies to the Houston Central Plant and attractive additional residue gas outlets

35 Pending Bolt-On Acquisition (Cont'd)(1) (1) Subject to FERC approval

37 Selected Recent Capital Projects Oklahoma Approximate 65% expansion of Paden Plant capacity Nitrogen Rejection Unit at Paden Plant North Texas Plant Phase 1: Completed ahead of schedule in May 2008 Phase 2: Planned in-service date in first half of 2009 Extensive incremental pipelines

39 LLC Structure LLC Structure Financial Strength Disciplined Growth Operations

41 Structure & Benefits Characteristic Typical MLP Copano Energy Typical Corporation Non-Taxable Entity Tax Shield on Distributions Tax Reporting General Partner Incentive Distribution Rights Voting Rights up to 50% Schedule K-1 Schedule K-1 Form 1099

43 CPNO(1) vs. Typical MLP(2) Distributions On October 16, 2008, Copano announced its fifteenth consecutive increase in quarterly distributions since its IPO (1) All pre-1Q 2007 distributions are adjusted to reflect Copano's 3/30/07 two-for-one unit split. (2) Assumes generic MLP splits with 10%, 25% & 50% increases in distributable cash flow to LP units resulting in incremental 13%, 23% and 48% increases in the percentage of total distributable cash flow applicable to the GP. (3) Actual $0.10 distribution per unit was for the partial quarterly period from the IPO closing on November 15, 2004 through December 31, 2004.

45 General Partner Incentive Distribution Loads Note: Market data as of November 17, 2008. (1) Represents corporate tax burden on a portion of distributable cash flow following 1Q08 restructuring (Source: MarkWest Energy Partners presentation for the Credit Suisse 2008 Global Leveraged Finance Conference).

47 Financial Strength Financial Strength LLC Structure Disciplined Growth Operations

49 Financial Structure Strong liquidity at September 30, 2008 Total net funded debt to enterprise value: 46%(1) Total net funded debt to Adjusted EBITDA plus non-cash hedging charges: 2.8x(2) Broad institutional unitholder and noteholder base Cash, committed credit facility and retained cash flow exceed planned capital spending Moody's ratings: Ba3 Corporate Family Rating B1 Senior Notes Rating Stable outlook S&P ratings: BB- Corporate Credit Rating B+ Senior Notes Rating Positive outlook (1) Based on equity value as of November 17, 2008. (2) Based on an LTM Adjusted EBITDA of $197.0 million plus $42.8 million of non-cash charges related to derivatives. Adjusted EBITDA is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix.

51 Financial Position Trailing four quarters' average distribution coverage: 149%(1) Trailing four quarters' average distribution coverage (total): 177%(2) Distributions have increased 21% from 3Q07 to 3Q08 At September 30, 2008: Approximately 76% of total funded debt outstanding is unsecured Liquidity (cash balance plus availability under revolver): approximately $475 million Total net funded debt to Adjusted EBITDA plus non-cash hedging charges: 2.8x(3) Total derivative liabilities: approximately $50 million (1) Quarterly distribution coverage is determined by dividing distributable cash flow for a quarter by aggregate distributions on Copano units with respect to that quarter. Distributable cash flow is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix. (2) Quarterly distribution coverage (total) is determined by dividing total distributable cash flow for a quarter by aggregate distributions on Copano units with respect to that quarter. Total distributable cash flow is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix. (3) Based on an LTM Adjusted EBITDA of $197.0 million plus $42.8 million of non-cash charges related to derivatives. Adjusted EBITDA is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix.

53 Hedging Program and Risk Management Continued investment in long-term risk management strategy to reduce commodity price risk exposure Current portfolio of hedging contracts includes: Call options on natural gas through 2011 Puts on natural gas through 2009 Puts and swaps for ethane, propane, iso-butane, normal butane and natural gasoline through 2011 Puts on WTI crude oil through 2011 Risk management controls and monitoring of counterparty risk

55 Experienced Management Team 19 senior managers average 25 years of experience in the industry Ownership by ALL employees Management and employees beneficially owned approximately 6.8% of outstanding units at September 30, 2008(1) Restricted common units, phantom units and options represent approximately 3.8% of current outstanding units Six of the seven Board members are independent (1) Excludes 170,334 restricted common units, 591,635 phantom units and 1,417,106 options to acquire common units, of which 467,746 were exercisable as of September 30, 2008.

57 Appendix

59 Reconciliation of Non-GAAP Financial Measures Adjusted EBITDA We define EBITDA as net income (loss) plus interest expense, provision for income taxes and depreciation and amortization expense. Because a portion of our net income (loss) is attributable to equity in earnings (loss) from our equity investees (which include Bighorn, Fort Union, Webb Duval and Southern Dome), our management also calculates Adjusted EBITDA to reflect the depreciation and amortization expense embedded in equity in earnings (loss) from unconsolidated affiliates. Specifically, our management determines Adjusted EBITDA by adding to EBITDA (i) the amortization expense attributable to the difference between our carried investment in each unconsolidated affiliate and the underlying equity in its net assets, (ii) the portion of each unconsolidated affiliate's depreciation and amortization expense which is proportional to our ownership interest in that unconsolidated affiliate and (iii) the portion of each unconsolidated affiliate's interest and other financing costs which is proportional to our ownership interest in that unconsolidated affiliate. External users of our financial statements such as investors, commercial banks and research analysts use EBITDA or Adjusted EBITDA, and our management uses Adjusted EBITDA, as a supplemental financial measure to assess: The financial performance of our assets without regard to financing methods, capital structure or historical cost basis; The ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness; Our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and The viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities. The following table presents a reconciliation of EBITDA and Adjusted EBITDA to the GAAP financial measure of net income (loss):

61 Reconciliation of Non-GAAP Financial Measures Distributable Cash Flow We define distributable cash flow as net income or loss plus: (i) depreciation and amortization expense; (ii) cash distributions received from investments in unconsolidated affiliates and equity losses from such unconsolidated affiliates; (iii) the subtraction of maintenance capital expenditures, (iv) the subtraction of equity in earnings from unconsolidated affiliates and (v) the addition of losses or subtraction of gains relating to other miscellaneous non-cash amounts affecting net income for the period. Prior to the first quarter of 2008, we also included in distributable cash flow reimbursements by our pre-IPO investors of certain general and administrative expenses in excess of the "G&A Cap" defined in our limited liability company agreement. The G&A Cap expired at the end of 2007; therefore we no longer include such reimbursements in distributable cash flow. Maintenance capital expenditures are capital expenditures employed to replace partially or fully depreciated assets to maintain the existing operating capacity of our assets and to extend their useful lives, or other capital expenditures that are incurred in maintaining existing system volumes and related cash flows. Distributable cash flow is a significant performance metric used by senior management to compare basic cash flows generated by us (prior to the establishment of any retained cash reserves by our Board of Directors) to the cash distributions we expect to pay our unitholders. Using this metric, management can quickly compute the coverage ratio of estimated cash flows to planned cash distributions. Distributable cash flow is also an important non-GAAP financial measure for our unitholders since it serves as an indicator of our success in providing a cash return on investment. Specifically, this financial measure indicates to investors whether or not we are generating cash flow at a level that can sustain or support an increase in our quarterly distribution rates. Distributable cash flow is also a quantitative standard used throughout the investment community with respect to publicly traded partnerships and limited liability companies because the market value of a unit of such an entity is significantly influenced by the amount of cash distributions the entity can pay to a unitholder.

63 Reconciliation of Non-GAAP Financial Measures Total Distributable Cash Flow Distributable cash flow is defined as net income plus: (i) depreciation and amortization expense (excluding amortization expense relating to our commodity hedging instruments); (ii) cash distributions received from investments in unconsolidated affiliates and equity losses from such unconsolidated affiliates; (iii) provision for deferred income taxes; (iv) the subtraction of maintenance capital expenditures; (v) the subtraction of equity in the earnings of unconsolidated affiliates; and (vi) the addition of losses or subtraction of gains relating to other miscellaneous non-cash amounts affecting net income for the period, such as equity-based compensation, mark-to-market changes in derivative instruments, and, beginning with the third quarter of 2008, Copano's line fill contributions to third-party pipelines and gas imbalances. Although this adjustment was not made in previously reported quarters, management believes this adjustment is appropriate as these items reflect unrealized gains or losses related to contractual obligations that are not currently settled in cash. Maintenance capital expenditures represent capital expenditures employed to replace partially or fully depreciated assets to maintain the existing operating capacity of Copano's assets and to extend their useful lives, or other capital expenditures that are incurred in maintaining existing system volumes and related cash flows. Prior to the first quarter of 2008, reimbursements by our pre-IPO investors of certain general and administrative expenses in excess of the "G&A Cap" defined in our limited liability company agreement were also included in distributable cash flow. The G&A Cap expired at the end of 2007. Distributable cash flow is a significant performance metric used by senior management to compare basic cash flows generated by Copano (prior to any cash reserves established by its Board of Directors) to the cash distributions expected to be paid to unitholders. Using this metric, management can quickly compute the coverage ratio of estimated cash flows to planned cash distributions. Distributable cash flow is also an important non-GAAP financial measure for unitholders since it serves as an indicator of Copano's success in providing a cash return on investment. Specifically, this financial measure indicates to investors whether or not Copano is generating cash flow at a level that can sustain or support an increase in quarterly distribution rates. Distributable cash flow is also a quantitative standard used throughout the investment community with respect to publicly-traded partnerships and limited liability companies because the value of a unit of such an entity generally is related to the amount of cash distributions the entity can pay to its unitholders. The GAAP measure most directly comparable to distributable cash flow is net income. Total distributable cash flow is defined as distributable cash flow plus amortization expense of the option component of Copano's commodity derivative instruments. Like distributable cash flow, indicates sustainability of quarterly distribution rates. Copano's management and Board of Directors, as well as many in the investment community, consider total distributable cash flow as an important measure of the rate at which cash available for distribution is being generated by Copano's operations.

NASDAQ: CPNO November 2008